UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2012

A. O. Smith Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-475	39-0619790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11270 West Park, Milwaukee, Wisconsin 53224

(Address of principal executive offices, including zip code)

(414) 359-4000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition

On April 20, 2012, A. O. Smith Corporation (“the Company”) issued a news release announcing the Company’s results for the quarter ended March 31, 2012. A copy of the Company’s news release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein. Also attached is Exhibit 99.2 to this Current Report, the Quarterly Sales and Earnings by Segment 2011 and 2010.

Item 9.01.     Financial Statements and Exhibits

The following exhibit is being filed herewith:

(99.1) News Release of A. O. Smith Corporation, dated April 20, 2012.

(99.2) Quarterly Sales and Earnings by Segment 2011 and 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. O. SMITH CORPORATION

Date: April 20, 2012	By:	/s/ James F. Stern
James F. Stern
Executive Vice President, General Counsel and Secretary

A. O. SMITH CORPORATION

Exhibit Index to Current Report on Form 8-K dated April 20, 2012

Exhibit Number	Description

99.1	News Release of A. O. Smith Corporation, dated April 20, 2012

99.2	Quarterly Sales and Earnings by Segment 2011 and 2010

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